Schedule A

to Second Amended and Restated Agreement and Declaration of Trust of American Century ETF Trust, as of March 2, 2022

	Series	Date Established
ETFs	American Century Diversified Corporate Bond ETF	June 27, 2017
	American Century STOXX U.S. Quality Value ETF	June 27, 2017
	American Century STOXX U.S. Quality Growth ETF	April 19, 2018
	American Century Quality Diversified International ETF	April 19, 2018
	American Century Diversified Municipal Bond ETF	April 19, 2018
	American Century Focused Dynamic Growth ETF	June 15, 2018
	American Century Focused Large Cap Value ETF	June 15, 2018
	American Century Mid Cap Growth Impact ETF	August 23, 2019
	American Century Sustainable Equity ETF	November 27, 2018
	American Century Low Volatility ETF	August 31, 2020
	American Century Quality Convertible Securities ETF	August 31, 2020
	American Century Quality Preferred ETF	August 31, 2020
	American Century Emerging Markets Bond ETF	March 11, 2021
	American Century Multisector Income ETF	March 11, 2021
	American Century Select High Yield ETF	March 11, 2021
	American Century Sustainable Growth ETF	March 11, 2021
	American Century Quality Small Cap Growth ETF	September 29, 2021
	America Century Quality Small Cap Value ETF	September 29, 2021
	Avantis U.S. Equity ETF	April 29, 2019
	Avantis International Equity ETF	April 29, 2019
	Avantis Emerging Markets Equity ETF	April 29, 2019
	Avantis U.S. Small Cap Value ETF	April 29, 2019
	Avantis International Small Cap Value ETF	April 29, 2019
	Avantis Core Fixed Income ETF	June 5, 2020
	Avantis Core Municipal Fixed Income ETF	June 5, 2020
	Avantis Short-Term Fixed Income ETF	June5, 2020
	Avantis Emerging Markets Value ETF	June 3, 2021
	Avantis International Large Cap Value ETF	June 3, 2021
	Avantis Real Estate ETF	June 3, 2021
	Avantis U.S. Large Cap Value ETF	June 3, 2021
	Avantis U.S. Small Cap Equity ETF	September 29, 2021
	Avantis Responsible Emerging Markets Equity ETF	September 29, 2021
	Avantis Responsible International Equity ETF	September 29, 2021
	Avantis Responsible U.S. Equity ETF	September 29, 2021

	Series	Date Established
Mutual Funds	Avantis U.S. Equity Fund	April 29, 2019
	Avantis International Equity Fund	April 29, 2019
	Avantis Emerging Markets Equity Fund	April 29, 2019
	Avantis U.S. Small Cap Value Fund	April 29, 2019
	Avantis International Small Cap Value Fund	April 29, 2019
	Avantis Core Fixed Income Fund	June 5, 2020
	Avantis Core Municipal Fixed Income Fund	June 5, 2020
	Avantis Short-Term Fixed Income Fund	June 5, 2020
	Avantis U.S. Large Cap Value Fund	March 2, 2022